T. Rowe Price International Bond Fund

Supplement to Summary Prospectus Dated May 1, 2017

The fund’s current management fee consists of two components—an individual fund fee of 0.35% and a group fee that declines at certain asset levels and is calculated daily based on the combined net assets of all T. Rowe Price Funds (funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). On May 31, 2017, the annual group fee rate was 0.29%. On August 1, 2017, the fund’s individual fund fee rate will be reduced from 0.35% to 0.20%. To reflect the lowering of the fund’s management fee, effective August 1, 2017, the fee table and expense example on page 1 is revised as follows:

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%	2.00%	2.00%

Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49%[b]	0.49%[b]	0.49%[b]

Distribution and service (12b-1) fees	—	—	0.25 [c]

Other expenses	0.20	0.05	0.22

Total annual fund operating expenses	0.69 [b]	0.54 [b]	0.96 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c Restated to show maximum 12b-1 fee rate of 0.25%. Actual rate for the prior fiscal year was 0.24%.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$70	$221	$384	$859
I Class	55	173	302	677
Advisor Class	98	306	531	1,178
The date of this supplement is July 26, 2017.

F76-041-S 7/26/17